Income Taxes	12 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income Taxes

13.      Income Taxes

The (benefit) for income taxes was comprised of the following amounts for the years ended:

	September 30,	September 30,
	2011	2010
Current:
Federal	$(317,000)	$(36,000)
State	(5,000)	(113,000)
	(322,000)	(149,000)
Deferred:
Federal	—	—
State	—	—
	—	—
Change in valuation reserve	—	—
Total (benefit) for income taxes included in discontinued operations	$(322,000)	$(149,000)

In the course of preparing our September 30, 2010 (2009 Tax Year) income tax returns, it was determined that, pursuant to the provisions of The Worker, Homeownership, and Business Assistance Act of 2009 (“WHBAA”), we were eligible for a refund of $316,707 relating to federal taxes paid in the prior year. The WHBAA is a very specific and narrowly focused act which provided for a net operating loss (“NOL”) carry back of up to five years for NOLs (including Alternative Minimum Tax NOLs) incurred in taxable years beginning or ending in either 2008 or 2009 (but not both).  Use of the Alternative Minimum Tax NOL is limited to 90% of the alternative minimum taxable income, however the WHBAA legislation suspended the 90% limitation on the use of any AMT NOL for the carry back period.  The entire refund relates entirely to federal Alternative Minimum Tax paid in prior years and has been recorded as an income tax benefit along with $5,686 of state refundable income taxes in the accompanying financial statements for the fiscal year ended September 30, 2011.

Historically we have provided a valuation reserve equal to 100% of our potential deferred tax benefit due to the uncertainty of our ability to realize the anticipated benefit given our historical losses.

The difference between the statutory federal income tax rate of 34% and the effective rate is primarily due to net operating losses incurred by us and the provision of a valuation reserve against the related deferred tax assets.

The following differences give rise to deferred income taxes:

	September 30,	September 30,
	2011	2010
Net operating loss carry forwards	$8,556,302	$6,425,712
Differences in fixed asset basis	(69,199)	(78,735)
Alternative Minimum Tax amounts	14,923	331,630
State NOL amounts	892,250	657,300
Other, net	57,770	129,007
	9,452,046	7,464,914
Valuation reserve	(9,452,046)	(7,464,914)
Net deferred tax asset	$—	$—

The following differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	September 30,	September 30,
	2011	2010
Statutory U.S. tax rate	34.0%	34.0%
State taxes, net of federal benefit	0.1	2.0
Amortization	0.7	1.3
All others, net	3.9	1.9
U.S. business credits	(0.5)	(0.5)
Valuation allowance	(33.7)	(36.1)
Effective Tax Rate	4.5%	2.6%

As of September 30, 2011, we had net operating loss carry forwards of approximately $25.2 million. The Federal and state net operating loss carry forwards expire in varying amounts beginning in 2011 and 2013, respectively. In addition, we have Federal tax credit carry forwards of approximately $60,000 available to reduce future tax liabilities. The Federal tax credit carry forwards expire beginning in 2013. Use of net operating loss and tax credit carry forwards maybe subject to annual limitations based on ownership changes in our common stock as defined by the Internal Revenue Code.